SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Keros Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

KEROS THERAPEUTICS, INC. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on June 3, 2026 at 11:00 A.M. ET. This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice to Stockholders, Proxy Statement and Annual Report are available at http://web.viewproxy.com/Keros/2026 If you want to receive a paper or e -mail copy of these documents, you must request one by following the instructions below on or before May 26, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e -mail copies of your proxy materials are outlined in this Notice. You must use the 11 CONTROL NUMBER -digit Virtual Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of Keros Therapeutics, Inc.: The 2026 Annual Meeting of Stockholders of Keros Therapeutics, Inc. will be held virtually on June 3, 2026 at 11:00 A.M. ET. As a Registered Holder, you may attend and vote your shares at the virtual Annual Meeting by registering at https://web.viewproxy.com/Keros/2026 and using the Virtual Control Number above. Your registration must be received by 11:59 P.M. ET on June 2, 2026. On the day of the Annual Meeting, if you have properly registered, you may log in using the link you received via e-mail in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the sections titled “Questions and Answers About These Proxy Materials and Voting – How do I attend the Annual Meeting?” and “Questions and Answers About These Proxy Materials and Voting – How can I vote?” The Board recommends a vote “FOR” all the nominees listed in Proposal 1, and “FOR” Proposals 2 and 3. 1. To elect the two (2) nominees for Class III director named below to hold office until the 2029 Annual Meeting of Stockholders. NOMINEES: (1) Jean-Jacques Bienaimé (2) Charles Newton 2. To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement. NOTE: To conduct any other business properly brought before the meeting or any adjournment thereof.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: E-Mail: By e -mail at: requests@viewproxy.com * If requesting material by e -mail, please send a blank e -mail with the company name and your 11-digit Virtual Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this e -mail request. Internet: Go to https://web.viewproxy.com/Keros/2026 Have the 11-digit Virtual Control Number available when you access the website and follow the instructions. Telephone: Call 1-877 -777 -2857 Toll Free CONTROL NUMBER VOTING METHODS Via Internet prior to the Annual Meeting: Go to www.FCRvote.com/KROS Have your 11-digit Virtual Control Number available and follow the prompts. • Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet during the Annual Meeting: Go to www.FCRvote.com/KROS Have your 11-digit Virtual Control Number available and follow the prompts. KEROS THERAPEUTICS, INC.